SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                 ---------------

                                     FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report
              (Date of earliest event reported):  February 18, 1997


                               Hecla Mining Company

         ---------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

                                     Delaware

         ---------------------------------------------------------------
                  (State or other jurisdiction of incorporation)


                   1-8491                         82-0126240

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          (Commission File Number)     (IRS Employer Identification No.)


             6500 Mineral Drive
            Coeur d'Alene, Idaho                  83814-8788

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          (Address of principal executive offices) (Zip Code)


                                  (208) 769-4100

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                         (Registrant's Telephone Number)





         Item 5.   OTHER EVENTS.

                   Hecla Mining Company (the "Company" or the
         "Registrant") and Muzinich & Co., Inc. ("Muzinich") have entered into an Engagement Agreement, dated as of February 18, 1997 (the "Engagement Agreement"), pursuant to which Muzinich has agreed to act as placement agent with respect to 3,950,000 shares of the Company's Common Stock, par value $0.25 per share ("Common Stock"). The Engagement Agreement is attached hereto as Exhibit 99.01 and incorporated herein by this reference.

                   In connection and concurrent with the execution of the Engagement Agreement, the Company and Muzinich entered into an Indemnification Agreement, dated as of February 18, 1997, which is attached hereto as Exhibit 99.02 and incorporated herein by this reference.

                   On February 18, 1997, the Company entered into subscription agreements with each of the entities set forth in Annex I to this Form 8-K which is incorporated herein by this reference, for the sale by the Company to such entities of an aggregate number of 3,950,000 shares of Common Stock (the "Subscription Agreements"). The form of Subscription Agreement is attached hereto as Exhibit 99.03 and incorporated herein by this reference.

                   Additionally, as disclosed in the Prospectus
         Supplement to be used in connection with the sale of 3,950,000 shares of Common Stock pursuant to the Subscription Agreements, the Company's ore reserves data as of December 31, 1996 is as follows:






























                                ORE RESERVES DATA
                             AS OF DECEMBER 31, 1996


         Proven and Probable

                                               Hecla's Share
                                               of Reserves (1)                            Ore Grade
                                               ---------------          ------------------------------------------------------------
         Mine-(Hecla                                                    Gold          Silver          Lead           Zinc
         Interest in %)                            (Tons)             (oz/ton)       (oz/ton)          (%)            (%)
         ---------------------------------------------------------------------------------------------------------------------------
         Grouse Creek (approx. 80%)(2)              481,840             0.040           0.3              -              -
         La Choya (3)                             3,005,231             0.024             -              -              -
         Lucky Friday (4)                         1,245,660                 -          14.9           11.3            2.2
         Greens Creek (29.73%)(5)                 2,641,702             0.151          19.5            4.6           12.6
         Rosebud (50.0%)(6)                         638,317             0.392           2.7              -              -

                                                                           Contained Metal
                                                    --------------------------------------------------------------------------------
         Mine-(Hecla                                                    Gold          Silver          Lead           Zinc
         Interest in %)                                                ounces         ounces          tons           tons
         ---------------------------------------------------------------------------------------------------------------------------
         Grouse Creek (approx. 80%)(2)                                  23,843        179,042              -              -
         La Choya (3)                                                  115,418              -              -              -
         Lucky Friday (4)                                                    -     18,512,024        140,608         26,872
         Greens Creek (29.73%)(5)                                      398,046     51,587,608        120,096        333,849
         Rosebud (50.0%)(6)                                            249,942      1,713,945              -              -
                                                                       -------     ----------        -------        -------
                                                                       787,249     71,992,619        260,704        360,721
                                                                       =======     ==========        =======        =======

         (1) The Company reports ore reserves from estimates of the quantities and grades of mineralized material at the Company's mines which the Company believes can be recovered and sold at prices in excess of the cash cost of production. The estimates are based largely on current costs and on projected prices and demand for the Company's products. Ore reserves are stated separately for each of the Company's mines based upon factors relevant to each mine. Ore reserves represent diluted in-place grades and do not reflect losses in the recovery process. The Company's estimates of proven and probable reserves for the Lucky Friday mine, the Rosebud mine, the Grouse Creek mine and the La Choya mine at December 31, 1996 are based on a gold price of $386 per ounce, silver price of $5.20 per ounce, lead price of $0.38 per pound and zinc price of $0.52 per pound, respectively. Proven and probable reserves for the Greens Creek mine are based on calculations of reserves provided to the Company by the operator of this property. These calculations have been reviewed but not independently confirmed by the Company. Kennecott Greens Creek Mining Company's (the mine operator) estimates of proven and probable reserves for the Greens Creek mine as of December 1996, are derived from successive generations of reserve and feasibility analyses for three different areas of the mine, each using a separate assessment of metal prices. The prices used were:

                           East Ore Area   West Ore Area   Southwest Ore Area


         Gold (per ounce)      $ 340           $ 350           $ 360
         Silver (per ounce)     4.50            4.75            5.00
         Lead (per pound)       0.33            0.28            0.28
         Zinc (per pound)       0.60            0.57            0.50

         Changes in reserves represent general indicators of the results of efforts to develop additional reserves as existing reserves are depleted through production. Grades of ore fed to process may be different from stated reserve grades because of variation in grades in areas mined from time to time, mining dilution and other factors. Reserves should not be interpreted as assurances of mine life or of the profitability of current or future opera-tions.

         (2) Two distinct ore deposits have been identified at the Grouse Creek mine: the Sunbeam deposit and the Grouse deposit. Both deposits are mineable by open pit methods. The Company currently plans to continue mining ore from the Sunbeam pit through the second quarter of 1997. In 1996, management and the Company's Board of Directors decided to defer the development of the Grouse ore body as it is uneconomical at current metals prices. The Company intends to suspend operations at the Grouse Creek mine when mining and milling of the Sunbeam pit ore is completed. The mine will then be placed on a care-and-maintenance status. In connection with the decision to suspend operations at the Grouse Creek mine, the Company determined that the mineralized material contained in the Grouse pit cannot be mined and processed economically at current metals prices. Accordingly, the Grouse deposit is presently not considered a reserve and is not included in the Company's reserves at December 31, 1996. Proven and probable reserves include Hecla's approximate 80% share of 5,733 ounces of gold and 34,435 ounces of silver contained in mined stockpiles. On January 31, 1997, Great Lakes Minerals Inc. ("Great Lakes") and the Company entered into a letter agreement terminating the Grouse Creek Joint Venture and conveying Great Lakes' 20% interest in







         the Grouse Creek project to Hecla. Great Lakes retained a 5% defined net proceeds interest in the project. The Company has assumed 100% of the interests and obligations associated with the property.

         (3) At December 31, 1996, estimated recoverable gold ounces on the heap leach pad totaling 44,197 gold ounces are included in ore reserves. The ounces were placed on the pad during 1994-1996 and are currently estimated to be recovered over the mine's remaining life.

         (4) Includes 62,834 and 12,053 tons of lead and zinc, respectively, and 11,144,579 ounces of silver from the adjacent Lucky Friday expansion project, formerly referred to as the Gold Hunter development project.

         (5) Ore reserves at the Greens Creek mine represent in-place material, diluted and adjusted for expected mining recovery. Process plant recoveries of ore reserve grades by the mine are expected to be 75% for silver, 72% for gold, 89% for zinc and 84% for lead. Payable recoveries of ore reserve grades by smelters and refiners are expected to be 66% for silver, 58% for gold, 69% for zinc and 69% for lead.

         (6) Proven and probable mineral reserves at Rosebud reflect only the Company's share (50%) pursuant to the September 6, 1996, sale of a 50% interest in the property to Santa Fe Pacific Gold Corporation ("Santa Fe"). Pursuant to the terms of the agreement, a limited liability corporation was established with each party owning a 50% interest to develop the Rosebud gold property. Under the terms of the agreement, Hecla will manage the mining activities and ore will be hauled via truck approximately 100 miles to Santa Fe's Twin Creeks Pinon Mill for processing. Total mine site capital expenditures to bring the mine into production are expected to be approximately $20-$25 million, of which $11.1 million has been expended through December 31, 1996. Santa Fe funded the first $12.5 million of mine-site development and Santa Fe is also responsible, under the terms of the agreement, to fund costs of road and mill facility improvements. Santa Fe also contributed exploration property located near the Rosebud property to the joint venture, and will fund the first $1.0 million in exploration expenditures, and two-thirds of future exploration expenditures beyond the initial $1.0 million. Construction and development activities to date have included development of a second portal to the mine, 2,500 feet of underground drifting, a six-mile power line, an eight-mile access road, and surface plant facilities necessary to support the underground operation. At December 31, 1996, surface plant facilities are approximately 85% complete. Construction and development activities are currently expected to be completed in the second quarter of 1997, with production anticipated to commence in the second quarter of 1997. Since Rosebud is a development project with no prior operating history, it is possible that the Company may experience different economic relations than it currently forecasts. It is not unusual in new mining operations to experience unexpected problems during the development and start-up phases.

         RESERVES -- That part of a mineral deposit which could be eco-nomically and legally extracted or produced at the time of the reserve determination. Reserves are customarily stated in terms of "Ore" when dealing with metalliferous minerals.

         PROVEN RESERVES -- Reserves for which tonnage is computed from dimensions revealed in outcrops, trenches, workings or drill holes and for which the grade and/or quality is computed from the results of detailed sampling. The sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth and mineral content of reserves are well established.

         PROBABLE RESERVES -- Reserves for which tonnage and grade and/or quality are computed from information similar to that used for proven reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between points of observation.


         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


              Exhibit 99.01 -     Engagement Agreement, dated as of
                                  February 18, 1997, by and between
                                  Hecla Mining Company and Muzinich &
                                  Co., Inc.

              Exhibit 99.02 -     Indemnification Agreement, dated as of
                                  February 18, 1997, by and between
                                  Hecla Mining Company and Muzinich &
                                  Co., Inc.

              Exhibit 99.03 -     Form of Subscription Agreement.







                                                                 ANNEX I

                      PARTIES TO THE SUBSCRIPTION AGREEMENTS

         NATIO - FONDS VALDOR
         INVESTARIT AG
         VESIGEST S.A.
         GESTOR FINANCE
         BANK LIPS LTD, ZUERICH
         BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AKTIENGESELLSCHAFT
         HANNOVER RE
         BANQUE INDOSUEZ LUXEMBOURG
         UNIGESTION
         BANQUE D'ORSAY
         SOCIETE BANCAIRE JULIUS BAER SA, GENEVE
         MULTIFINANCE S.A. ON BEHALF OF TOWER FUND GLOBAL EQUITY
         COLONIA INSURANCE GROUP
         BANQUE HERVET
         BANK SAL. OPPENHEIM JR. & CIE (SCHWEIZ) AG
         AUBERT
         SYNALGEST
         BANQUE HOTTINGUER
         SIZAV CAPITAL MULTISTRATEGIES (COMPARTIMENT GESTION GLOBALE)
         VP FINANCE
         CONSULTING AND MANAGEMENT SERVICES LTD ON BEHALF OF ONE OF ITS
              CLIENTS
         JULIUS BAER ASSET MANAGEMENT LTD.
         BANQUE SIFAS
         CARL VON ROHRER VERMOGENSVERWALTUNG
         E&S RUCH
         ARIANE INVESTORS LTD.
         DEMACHY WORMS ET CIE
































                                    SIGNATURE

                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HECLA MINING COMPANY



                                  By:  /s/ John P. Stilwell
                                       Name: John P. Stilwell
                                       Title: Chief Financial Officer


         Dated:  February 19, 1997












































                                  EXHIBIT INDEX

         Exhibit No.              Title
         -----------              -----


         99.01 Engagement Agreement, dated as of February 18, 1997, by and between Hecla Mining Company and Muzinich & Co., Inc.

         99.02 Indemnification Agreement, dated as of February 18, 1997, by and between Hecla Mining Company and Muzinich & Co., Inc.

         99.03          Form of Subscription Agreement.